Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Revenues:
Subscription revenue	$ 11,568,273	$ 12,769,012
Advertising revenue	452,757	789,678
Total revenue	12,021,030	13,558,690
Costs and expenses:
Cost of revenue	1,702,321	1,860,727
Sales and marketing expense	5,414,563	5,742,935
Product development expense	2,103,300	2,926,802
General and administrative expense	4,200,378	4,772,328
Total operating costs and expenses	13,420,562	15,302,792
Loss from Operations	(1,399,532)	(1,744,102)
Interest expense, net	(1,538,320)	(30,900)
Change in fair value of derivative liabilities	1,640,000	117,125
Net loss	$ (1,297,852)	$ (1,657,877)
Loss per share of common stock:
Basic and diluted	$ (0.03)	$ (0.04)
Weighted average number of common shares used in calculating net loss per share of common stock:
Basic and diluted	39,627,264	39,169,196